LONDON PACIFIC LIFE & ANNUITY COMPANY
                            LPLA SEPARATE ACCOUNT ONE
                       LPT VARIABLE INSURANCE SERIES TRUST

                       Supplement Dated September 1, 2001

     This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by London Pacific Life & Annuity Company
("London Pacific") and LPLA Separate Account One and the Prospectus for LPT Variable Insurance Series Trust.

     Effective September 1, 2001, shares of the LPA Global Leaders Portfolio of LPT Variable Insurance Series Trust will no longer be offered for sale. However, Owners who are currently invested in this Portfolio as of this date will be allowed to continue to make Contributions to this Portfolio.

     Currently, LPIMC Insurance Marketing Services ("Adviser"), the investment adviser of the LPA Global Leaders Portfolio, waives its management fee for the Portfolio until the Portfolio's net assets reach $5 million. Absent the fee waiver, the management fee would be .75%. In addition, London Pacific currently reimburses the other expenses of the LPA Global Leaders Portfolio in excess of 1.29% (excluding the management fee).

     Effective January 1, 2002, the Adviser will no longer waive its management fee and London Pacific will no longer reimburse the other expenses of the LPA Global Leaders Portfolio. For the year ending December 31, 2002, absent the fee waiver and expense reimbursement, the Portfolio's expenses, as a percentage of the average daily net assets of the Portfolio, are estimated to be as follows:



                                                                                                 Total Annual
                                                     Management                 Other            Portfolio
                                                       Fees                    Expenses          Expenses

LPA Global Leaders Portfolio                           .75%                      2.95%            3.70%


     Therefore, after January 1, 2002, given the absence of the fee waiver and expense reimbursement, performance for the Portfolio is anticipated to be lower.

     The following examples reflect the estimated expenses of the LPA Global Leaders Portfolio beginning January 1, 2002 and replace the examples in your Prospectus for the variable annuity contract:

FOR CONTRACTS WITH CONTINGENT DEFERRED SALES CHARGE:

a) if you surrender your Contract at the end of each time period;
b) if you do not surrender your Contract.

LPA Global Leaders                    a)$124.74    $232.35      $341.71      $684.80
                                      b)$ 54.74    $172.35      $301.72      $684.80


FOR CONTRACTS WITHOUT CONTINGENT DEFERRED SALES CHARGE

Regardless of whether you surrender your Contract

LPA Global Leaders                     $  54.74    $172.35      $301.72      $684.80